THE AAL MUTUAL FUNDS

Supplement to Prospectus dated June 27, 2003
Regarding
The AAL Small Cap Value Fund

Effective May 28, 2004, T. Rowe Price Associates, Inc. ("T. Rowe Price") began serving as investment subadviser to The AAL Small Cap Value Fund. T. Rowe Price uses fundamental research techniques to determine what securities to buy and sell. T. Rowe Price ordinarily invests in equity securities of small companies that it believes are undervalued. A company's securities may be undervalued because the company is temporarily overlooked or out of favor due to general economic conditions, a market decline, or industry conditions or developments affecting the particular company. Using fundamental research, T. Rowe Price seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. T. Rowe Price considers these factors, among others, in choosing companies:

  low price/earnings, price/book value, or price/cash flow ratios relative to the S&P 500, the company's peers, or its own historic norm;

  low stock price relative to a company's underlying asset values;

  above-average dividend yield relative to a company's peers or its own historic norm;

  a plan to improve the business through restructuring; and

  a sound balance sheet and other positive financial characteristics.

While most assets will be invested in U.S. common stocks, other securities may also be purchased, including foreign stocks, futures, and options, in keeping with the Fund's objectives.

T. Rowe Price may sell securities for a variety of reasons, such as to secure gains, limit losses, or reposition assets to more promising opportunities.

T. Rowe Price is located at 100 East Pratt Street, Baltimore, Maryland 21202, and had approximately $190.0 billion under management as of December 31, 2003. Preston Athey serves as portfolio manager for the Fund. Mr. Athey is a Vice President and a small company equity portfolio manager with T. Rowe Price Group, Inc. and T. Rowe Price. He has been with T. Rowe Price since 1976.

This date of this Supplement is May 28, 2004.

Please include this Supplement with your Prospectus